                                 MORGAN STANLEY
                         RUSSIA & NEW EUROPE FUND, INC.
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

Barton M. Biggs                         William G. Morton, Jr.
CHAIRMAN OF THE BOARD                   DIRECTOR
OF DIRECTORS

Michael F. Klein                        Stefanie V. Chang
PRESIDENT AND DIRECTOR                  VICE PRESIDENT

Peter J. Chase                          Harold J. Schaaff, Jr.
DIRECTOR                                VICE PRESIDENT

John W. Croghan                         Joseph P. Stadler
DIRECTOR                                VICE PRESIDENT

David B. Gill                           Valerie Y. Lewis
DIRECTOR                                SECRETARY

Graham E. Jones                         Joanna M. Haigney
DIRECTOR                                TREASURER

John A. Levin                           Belinda A. Brady
DIRECTOR                                ASSISTANT TREASURER

--------------------------------------------------------------------------------

INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIANS

The Chase Manhattan Bank
Chaseside
Bournemouth BH7 7DB
United Kingdom

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.




--------------------------------------------------------------------------------

                                 MORGAN STANLEY
                               RUSSIA & NEW EUROPE
                                   FUND, INC.

--------------------------------------------------------------------------------



                                  ANNUAL REPORT
                                DECEMBER 31, 1997
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

For the year ended December 31, 1997 the Morgan Stanley Russia & New Europe Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 48.19% compared to 48.23% for the Fund's benchmark. The Fund is compared to a market capitalization weighted composite consisting of 50% of the Moscow Times 50 Index (dollar adjusted) and 50% of the MSCI Czech Republic, Hungary and Poland indices. For the period since the Fund's commencement of operations on September 30, 1996 through December 31, 1997, the Fund had a total return, based on net asset value, per share, of 54.38% compared with 61.94% for its benchmark. Beginning January 1, 1998, the Fund's performance will be compared with a market weighted benchmark composite comprised of the MSCI local index for each of Russia, Poland, the Czech Republic and Hungary. On December 31, 1997, the closing price of the Fund's shares on the New York Stock Exchange was $23 7/8 representing a 10.2% discount to the Fund's net asset value per share.

At the beginning of the fourth quarter of 1997, the Fund reduced its position in the Russian market to a modest underweight versus the benchmark due to a combination of stretched valuations and high investor expectations. The market's meteoric 157.6% performance during the first 9 months of 1997 pushed standard earnings and asset-based valuations of Russian stocks to historically high levels in a short period of time. By the end of the fourth quarter, the market fell 17.9% but still finished the year up an impressive 111.6%. The performance of the Fund was helped by country diversification into the markets of Central and Eastern Europe as its net asset value declined 13.21% for the three months ended December 31, 1997, versus a 14.31% fall for the Index.

Continued progress towards economic liberalization and an increased institutionalization of reform justified an upward re-rating of Russian equities during 1997. Under the leadership of President Boris Yeltsin and Finance Minister Anatoly Chubais, Russia successfully tackled critical problems such as inflation, currency instability and the slow pace of privatization, setting the stage for the first year of economic growth after nearly a decade of decline. The Russian economy, however, continues to face several major hurdles such as poor tax collection and inter-company payment difficulties.

The Asian currency crisis focused investor attention on risk throughout the emerging markets universe and led to a wave of profit taking. In the case of Russia, the sudden focus on currency stability and external balances, was not fundamentally justified. Russia has a current account surplus due to significant natural resource exports and an underdeveloped, under-geared banking sector. In addition, economic growth is accelerating, aided by increased flows of foreign direct investment (FDI). Nevertheless, global negative sentiment and the general increase in perceptions of risk led to a decline in confidence in the Russian equity and fixed-income markets. In an effort to defend the currency from the possible outflow of foreign capital, the Russian Central Bank hiked interest rates during the second week of November and yields on government treasury bills (known as GKOs) reached 40%. The rating agency S&P, which had been slow to react to economic deterioration in Asia, wasted no time in downgrading Russia's outlook to "negative" based on continued budget problems and the lack of tax collection.

Another factor exacerbating the decline in investor confidence was a political shake-up during November that led to the dismissal of Chubais as Finance Minister due to an ethics scandal. Chubais was replaced by Mikhail Zadornov, a free-market reformer and member of Parliament from the pro-reform Yabloko faction. The Cabinet shakeup was an effort to placate Parliament ahead of a vote on the 1998 budget. Another casualty of the shake-up was Russia's other key reformer, Boris Nemtsov, who was removed from the head of the Energy Ministry. Both men will remain in government and close to Yeltsin. Only a few years ago such change might have led to a derailment of the reform process, but the continuation of economic policy in the aftermath is a clear indication of the full extent of the institutionalization of reform.

While the current investment milieu has turned negative, the long-term fundamental case for investing in Russia is improving. The Russian Central Bank
(RCB) successfully slashed inflation to around 12% by year-end as the economy grew by 1%. And the RCB successfully defended the ruble against the global currency turmoil that has wreaked havoc in Asia. As a signal of growing confidence to the country's improved monetary stability, beginning in 1998, the Russian government debt markets will be fully convertible into dollars and the ruble will be re-denominated. New-style corporate thinking is sweeping Russian business as indicated by a wave of foreign investments such as the strategic alliances between Royal Dutch/Shell and Gazprom (the natural gas monopoly) and British Petroleum with Sidanco (the country's fourth largest oil producer). We maintain a neutral Russian weighting as these positive signs and attractive valuations (post-correction) are offset by the remaining areas of concern.

Although global financial unrest suppressed all the markets of Central and Eastern Europe, Hungary's solid fundamentals allowed it to ride out the turmoil unscathed, as the market managed a positive 12.6% return for the quarter and 93.4% for the year. The benefits of the March 1995 austerity plan surfaced during 1997, producing a fundamentally stronger economic picture. Economic growth, which had been stagnant for several years, accelerated to over 4% by year-end, as the balance of payments and external debt problems improved. Tight fiscal and monetary policies subdued inflationary pressures which fell to about 18% by year end. Macroeconomic performance was equally matched by corporate restructuring. Hungary has gone further than many developed OECD economies in privatizing key sectors such as telecommunications, energy and banking. Not surprisingly, Hungarian companies are strong exporters, aided by a faster-than-inflation devaluation rate and low unit labor costs.

Hungary has become the second largest holding in the Fund, reaching almost 20% by the end of 1997. The Hungarian companies in the Fund are among the region's most competitive. For example, Richter Gideon, a pharmaceutical company, continues to deliver consistent double digit earnings growth, due to its ability to increase exports by 40% per year to the Russian market, where it enjoys significant market share. Another holding, Graboplast, the biggest Hungarian home improvement producer group, has become a major regional company through acquisitions. In general, the Hungarian market offers a stable economic environment and attractive growth stocks. The Fund will remain overweight in Hungary.

Under the harsh investor scrutiny caused by global financial turmoil, the Polish market suffered a steep decline, falling 22.4% in U.S. dollars during the fourth quarter, leaving the market down 23.6% for 1997. Through the year, Poland displayed impressive macroeconomic performance. After expanding 6.1% in 1996, the Polish economy managed close to 7% growth in 1997. Simultaneously, consumer price inflation fell to almost 13% by year end, reaching the government's
ambitious target set last year.   Strong economic performance, however, could
not detract investor attention from the country's growing external imbalance. During the first half of 1997, the current account sharply deteriorated from a deficit of 1.4% of GDP in 1996 to a forecasted 5%. Growing real wages coupled with explosive household credit growth has fueled an import boom. National Bank of Poland hiked interest rates in an effort to slow growth and stabilize the currency. Towards the end of the year the external picture began to show signs of improvement. Tight monetary policy slowed credit expansion, slowing imports as exports to economically-strong Western Europe have picked up. The Fund continues to maintain an overweight position due to attractive valuations, such as the market's 1998 earnings multiple of 9 times, continued strong growth and the improvement in the current account.

The Fund continued to reduce its large underweight position in the Czech market. At the end of May, speculative pressure forced the Central Bank to abandon the fixed currency regime and float the Crown. The currency's unexpected drop prompted authorities to implement restrictive monetary and fiscal policies. During the second half of 1997, the Czech economy underwent a necessary but painful adjustment, characterized by an economic slowdown and higher-than-expected inflation. The economic situation created a difficult environment for equities and political instability exacerbated investors' negative sentiment. On November 30, the coalition government of Vaclav Klaus collapsed. A temporary government has been formed, but until new elections in mid-1998, the new administration will be a 'lame duck' and reforms such as the continued privatization of the banking sector will be on hold. The Social Democrats are expected to become Czech's largest party in the next elections, and it is not clear if the restructuring process will continue when they are in power.

The Fund continues to be selectively invested in the smaller markets of Croatia, Slovakia and Romania and we are closely following the developments in the new 'frontier' markets of the region such as Romania, Bulgaria and Ukraine, so as to be in a position to act when attractive opportunities arise.

Finally, this is to inform you that effective January 1, 1998, Paul Psaila, a Vice President of Morgan Stanley Asset Management Inc. ("MSAM"), will share primary responsibility for the day-to-day management of the Fund's assets with Michael Hewitt. Mr. Psaila joined MSAM in 1994 after two years as a Research Associate at the International Monetary Fund. He is a political science graduate from Brandeis University and holds a Masters degree in Economics and Latin American Studies from Johns Hopkins School of Advanced International Studies.



Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR


/s/ Michael Hewett

Michael Hewett
PORTFOLIO MANAGER


/s/ Paul C. Psaila

Paul C. Psaila
PORTFOLIO MANAGER

January 1998

MORGAN STANLEY RUSSIA & NEW EUROPE FUND, INC.
INVESTMENT SUMMARY AS OF DECEMBER 31, 1997 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------

HISTORICAL                                                                 TOTAL RETURN (%)
INFORMATION                             ------------------------------------------------------------------------------------
                                             MARKET VALUE (1)             NET ASSET VALUE (2)                INDEX (3)
                                        ------------------------      ------------------------      ------------------------
                                                         AVERAGE                       AVERAGE                       AVERAGE
                                        CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL
                                        ----------       -------      ----------       -------      ----------       -------

               One Year                    53.53%         53.53%         48.19%         48.19%         48.23%         48.23%
               Since Inception*            38.61          29.79          54.38          41.45          61.94          46.96


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
-----------------------------------------------------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

[CHART]


                                         PERIOD FROM
                                     SEPTEMBER 30, 1996*       YEAR ENDED
                                    TO DECEMBER 31, 1996    DECEMBER 31, 1997
                                    --------------------    -----------------

Net Asset Value Per Share. . . . .        $  20.77            $  26.59
Market Value Per Share . . . . . .        $  18.00            $  23.88
Premium/(Discount) . . . . . . . .           -13.3%              -10.2%
Income Dividends . . . . . . . . .        $   0.07                  --
Capital Gains Distributions. . . .              --            $   3.68
Fund Total Return (2). . . . . . .            4.18%              48.19%
Index Total Return (3) . . . . . .            9.43%              48.23%


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) For the period up to December 31, 1997, the Fund's performance has been compared with the Russia and New Europe Blended Composite. This composite is a capitalization weighted index comprised 50% of the Morgan Stanley Capital International regional indices for the Czech Republic, Hungary and Poland and 50% of the Moscow Times 50 Index, including dividends.
     Beginning January 1, 1998, the Fund's performance will be compared with a market weighted benchmark composite comprised of the MSCI local index for each of Russia, Poland, the Czech Republic and Hungary.
*    The Fund commenced operations on September 30, 1996.

MORGAN STANLEY RUSSIA & NEW EUROPE FUND, INC.
PORTFOLIO SUMMARY AS OF DECEMBER 31, 1997
--------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                     [CHART]

               Equity Securities                                  88.7%
               Debt Securities                                     1.8%
               Short-Term Investments                              9.5%


--------------------------------------------------------------------------------
SECTORS (UNAUDITED)

                                     [CHART]



               Banking                                             6.9%
               Broadcasting & Publishing                           2.0%
               Building Materials & Components                     3.1%
               Energy Sources                                     25.4%
               Health & Personal Care                              5.7%
               Metals                                              4.2%
               Miscellaneous Materials & Commodities               2.6%
               Multi-Industry                                      2.2%
               Telecommunications                                 17.9%
               Utilities -- Electrical & Gas                      18.8%
               Other                                              11.2%


--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                     [CHART]



               Russia                                             53.3%
               Hungary                                            19.4%
               Poland                                             16.5%
               Czech Republic                                      7.3%
               Croatia                                             2.3%
               Slovakia                                            1.2%
               Turkey                                              0.4%
               Romania                                             0.3%
               Other                                              -0.7%


--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*


                                                                PERCENT OF
                                                                NET ASSETS
                                                                ----------

 1.  Unified Energy System (Russia)                               10.6%
 2.  Lukoil Holdings (Russia)                                      9.1
 3.  MOL Magyar Olaj-es Gazipari Rt. (Hungary)                     5.9
 4.  Sugutneftegaz (Russia)                                        5.2
 5.  Mosenergo (Russia)                                            4.6
 6.  AO Tatneft (Russia)                                           4.4%
 7.  Richter Gedeon (Hungary)                                      4.4
 8.  SPT Telekom (Czech Republic)                                  4.0
 9.  Rostelecom (Russia)                                           3.9
10.  MATAV Rt. (Hungary)                                           3.6
                                                                  ----
                                                                  55.7%
                                                                  ----
                                                                  ----


*Excludes Short-Term Investments.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

DECEMBER 31, 1997


                                                                      VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------

COMMON STOCKS (98.6%)
(Unless otherwise noted)
---------------------------------------------------------------------------
CROATIA (2.3%)
BANKING
        Zagrebacka Banka GDR                          39,500  U.S.$   1,318
                                                              -------------
HEALTH & PERSONAL CARE
        Pliva d.d. GDR                               104,500          1,732
                                                              -------------
                                                                      3,050
                                                              -------------
---------------------------------------------------------------------------
CZECH REPUBLIC (7.3%)
FINANCIAL SERVICES
        Resolution Investment Fund                    26,100            682
                                                              -------------
MACHINERY & ENGINEERING
   (a)  CKD Praha Holding                             23,656            786
                                                              -------------
TELECOMMUNICATIONS
   (a)  SPT Telekom                                   50,000          5,346
                                                              -------------
UTILITIES - ELECTRICAL & GAS
   (a)  Czech Power Co.                               88,500          2,903
                                                              -------------
                                                                      9,717
                                                              -------------
---------------------------------------------------------------------------
HUNGARY (19.4%)
AUTOMOBILES
   (a)  North American Bus Industries Rt.             28,500            699
                                                              -------------
BANKING
        OTP Bank Rt.                                  60,700          2,304
                                                              -------------
BUILDING MATERIALS & COMPONENTS
        Zalakeramia Rt.                               21,000            976
                                                              -------------
ENERGY SOURCES
        MOL Magyar Olaj-es Gazipari Rt. GDR          323,500          7,893
                                                              -------------
HEALTH & PERSONAL CARE
        Richter Gedeon Rt. GDS                        55,300          5,806
                                                              -------------
MISCELLANEOUS MATERIALS & COMMODITIES
        Graboplast Rt.                                16,000            847
   (a)  Graboplast Rt. GDR                           184,000          1,684
        Pannonplast Rt.                               16,825            887
                                                              -------------
                                                                      3,418
                                                              -------------
TELECOMMUNICATIONS
   (a)  MATAV Rt. ADR                                182,000          4,732
                                                              -------------
                                                                     25,828
                                                              -------------
---------------------------------------------------------------------------
POLAND (16.5%)
AUTOMOBILES
   (a)  Sanockie Zaklady Przemyslu Gumowego
         Stomil                                       71,986          1,174
                                                              -------------
BANKING
        Bank Slaski                                   34,600          1,914
        BIG                                        1,535,000          1,502
        Wielkopolski Bank Kredytowy                  315,000          1,582
                                                              -------------
                                                                      4,998
                                                              -------------
BEVERAGES & TOBACCO
   (a)  Okocimskie Zaklady Piwowarskie               320,000          2,179
                                                              -------------
BUILDING MATERIALS & COMPONENTS
   (a)  Gorazdze                                      44,000          1,086
   (a)  Zaklady Lentex                               135,614          2,077
                                                              -------------
                                                                      3,163
                                                              -------------
CHEMICALS
   (a)  Polifarb Cieszyn - Wroclaw                   215,000          1,019
                                                              -------------
DATA PROCESSING & REPRODUCTION
   (a)  Computerland Poland                          100,900          1,603
                                                              -------------
FINANCIAL SERVICES
   (a)  National Investment Fund GDR                  50,000          1,725
                                                              -------------
FOOD & HOUSEHOLD PRODUCTS
   (a)  Farm Food                                    137,204          1,168
        Sokolowskie Zaklady Miesne                   683,750            834
                                                              -------------
                                                                      2,002
                                                              -------------
METALS - NON-FERROUS
   (a)  KGHM Polska Miedz GDR                        167,000          1,233
                                                              -------------
MULTI-INDUSTRY
        Elektrim                                     296,000          2,863
                                                              -------------
                                                                     21,959
                                                              -------------
---------------------------------------------------------------------------
ROMANIA (0.3%)
PHARMACEUTICALS
   (a)  Terapia                                      229,813            345
                                                              -------------
---------------------------------------------------------------------------
RUSSIA (51.2%)
BROADCASTING & PUBLISHING
   (b)  Storyfirst Communications Tranche III
         (Preferred)                                   1,862          2,663
                                                              -------------
ENERGY SOURCES
        AO Tatneft ADR                                41,200          5,855
        Lukoil Holdings                              370,000          8,547
        Lukoil Holdings (Preferred)                  230,000          3,600
   (a)  Orenburgneft                                  60,000            303
   (a)  Purneftegaz                                   70,000            554
        Surgutneftegaz ADR                           675,000          6,899
   (a)  Urdmurtneft                                    3,500            158
                                                              -------------
                                                                     25,916
                                                              -------------
MACHINERY & ENGINEERING
 (a,c)  Uralmash Zavody                              111,190            568
                                                              -------------
MERCHANDISING
   (a)  TSUM                                       2,982,000            969
                                                              -------------
METALS - NON-FERROUS
   (a)  Norilsk Nickel                               299,000          1,899
   (a)  Norilsk Nickel (Preferred)                   100,000            580
                                                              -------------
                                                                      2,479
                                                              -------------
METALS - STEEL
   (a)  Izhorskie Zavody                              13,774          1,089
   (a)  Seversky Tube Works                          200,000            400
   (a)  Seversky Tube Works ADR                       10,000            323
                                                              -------------
                                                                      1,812
                                                              -------------
PHARMACEUTICALS
   (a)  Slovakofarma GDR                              80,000            660
---------------------------------------------------------------------------



   The accompanying notes are an integral part of these financial statements.


                                                                      VALUE
                                                      SHARES          (000)
---------------------------------------------------------------------------

TELECOMMUNICATIONS
 (a,b)  Mustcom                                    5,356,352  U.S.$   4,553
   (a)  Nizhnovsvyazinform                            90,000            292
   (a)  Rostelecom                                 1,455,000          5,165
        St. Petersburg Telephone Network             705,000          1,005
                                                              -------------
                                                                     11,015
                                                              -------------
UTILITIES - ELECTRICAL & GAS
   (a)  Gazprom ADS                                    7,900            185
        Irkutskenergo                              4,000,000            788
   (a)  Lenenergo                                  1,000,000            860
        Mosenergo                                  4,800,000          6,091
   (a)  Permenergo                                    30,000            138
        Unified Energy System (UES)               46,800,000         14,040
                                                              -------------
                                                                     22,102
                                                              -------------
                                                                     68,184
                                                              -------------
---------------------------------------------------------------------------
SLOVAKIA (1.2%)
CHEMICALS
        Slovnaft                                      60,000          1,602
                                                              -------------
---------------------------------------------------------------------------
TURKEY (0.4%)
BANKING
   (a)  Kazkommertsbank Co. GDR                       26,380            554
                                                              -------------
---------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost U.S.$100,961)                                               131,239
                                                              -------------
---------------------------------------------------------------------------


                                                        FACE
                                                      AMOUNT
                                                       (000)
---------------------------------------------------------------------------

DEBT INSTRUMENTS (2.1%)
---------------------------------------------------------------------------
RUSSIA (2.1%)
TELECOMMUNICATIONS
   (b)  Svyazinvest (Cost U.S.$3,146)          U.S.$   3,146          2,737
                                                              -------------
---------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (10.5%)
---------------------------------------------------------------------------
UNITED STATES (10.5%)
REPURCHASE AGREEMENT
        Chase Securities, Inc., 5.95%,
          dated 12/31/97, due 1/2/98, to
          be repurchased at U.S.$13,987,
          collateralized by U.S.$14,090
          United States Treasury Notes,
          5.875%, due 11/15/05, valued at
          U.S.$14,272
        (Cost U.S.$13,985)                            13,985         13,985
                                                              -------------
---------------------------------------------------------------------------
TOTAL INVESTMENTS (111.2%)
  (Cost U.S.$118,092)                                               147,961
                                                              -------------
---------------------------------------------------------------------------


                                                      AMOUNT         AMOUNT
                                                       (000)          (000)
---------------------------------------------------------------------------

OTHER ASSETS (3.0%)
        Cash                                   U.S.$   1,754
        Receivable for Investments Sold                1,784
        Interest Receivable                              347
        Dividends Receivable                              85
        Deferred Organization Costs                       60
        Other Assets                                       3  U.S.$   4,033
                                               -------------  -------------
---------------------------------------------------------------------------
LIABILITIES (-14.2%)
        Payable For:
          Distributions Declared                     (18,030)
          Investments Purchased                         (315)
          Custodian Fees                                (264)
          Investment Advisory Fees                      (186)
          Professional Fees                              (60)
          Shareholder Reporting Expenses                 (29)
          Administrative Fees                            (17)
          Director's Fees and Expenses                   (15)
        Other Liabilities                                 (7)       (18,923)
                                               -------------  -------------
---------------------------------------------------------------------------
NET ASSETS (100%)
        Applicable to 5,005,000, issued
          and outstanding U.S.$0.01
          par value shares (500,000,000
          shares authorized)                                  U.S.$ 133,071
                                                              -------------
                                                              -------------
---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                     U.S.$   26.59
                                                              -------------
                                                              -------------
---------------------------------------------------------------------------
AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------
        Common Stock                                          U.S.$      50
        Capital Surplus                                             100,051
        Accumulated Net Investment Loss                                 (62)
        Accumulated Net Realized Gain                                 3,246
        Unrealized Appreciation on Investments
          and Foreign Currency Translations                          29,786
---------------------------------------------------------------------------
TOTAL NET ASSETS                                              U.S.$ 133,071
                                                              -------------
                                                              -------------
---------------------------------------------------------------------------

 (a)  --  Non-income producing
 (b)  --  Security valued at fair value - see note A-1 to financial statements.
 (c)  --  Security fair valued at cost.
 ADR  --  American Depositary Receipt
 ADS  --  American Depositary Shares
 GDR  --  Global Depositary Receipt
 GDS  --  Global Depositary Shares


   The accompanying notes are an integral part of these financial statements.

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- DECEMBER 31, 1997 (UNAUDITED)


      PERCENT
                                                       VALUE         OF NET
INDUSTRY                                               (000)         ASSETS
---------------------------------------------------------------------------

Automobiles                                    U.S.$   1,873            1.4%
Banking                                                9,174            6.9
Beverages & Tobacco                                    2,179            1.6
Broadcasting & Publishing                              2,663            2.0
Building Materials & Components                        4,139            3.1
Chemicals                                              2,621            2.0
Data Processing & Reproduction                         1,603            1.2
Energy Sources                                        33,809           25.4
Financial Services                                     2,409            1.8
Food & Household Products                              2,002            1.5
Health & Personal Care                                 7,538            5.7
Machinery & Engineering                                1,354            1.0
Merchandising                                            969            0.7
Metals -- Non-Ferrous                                  3,711            2.8
Metals -- Steel                                        1,812            1.4
Miscellaneous Materials & Commodities                  3,418            2.6
Multi-Industry                                         2,863            2.1
Pharmaceuticals                                        1,004            0.8
Telecommunications                                    23,830           17.9
Utilities -- Electrical & Gas                         25,005           18.8
Other                                                 13,985           10.5
                                               -------------          -----
                                               U.S.$ 147,961          111.2%
                                               -------------          -----
                                               -------------          -----


SUMMARY OF TOTAL INVESTMENTS BY COUNTRY --
DECEMBER 31, 1997 (Unaudited)


                                                                    PERCENT
                                                       VALUE         OF NET
COUNTRY                                                (000)         ASSETS
---------------------------------------------------------------------------

Croatia                                        U.S.$   3,050            2.3%
Czech Republic                                         9,717            7.3
Hungary                                               25,828           19.4
Poland                                                21,959           16.5
Romania                                                  345            0.3
Russia                                                70,921           53.3
Slovakia                                               1,602            1.2
Turkey                                                   554            0.4
United States (short-term investments)                13,985           10.5
                                               -------------          -----
                                               U.S.$ 147,961          111.2%
                                               -------------          -----
                                               -------------          -----



   The accompanying notes are an integral part of these financial statements.


                                                                                                                YEAR ENDED
                                                                                                             DECEMBER 31, 1997
STATEMENT OF OPERATIONS                                                                                            (000)
-----------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     U.S.$        582
   Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                1,360
   Less: Foreign Taxes Withheld  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  (79)
-----------------------------------------------------------------------------------------------------------------------------
      Total Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                1,863
EXPENSES
   Investment Advisory Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                2,422
   Custodian Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  916
   Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  209
   Professional Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   90
   Shareholder Reporting Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   51
   Directors' Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   28
   Other Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   68
-----------------------------------------------------------------------------------------------------------------------------
      Total Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                3,784
-----------------------------------------------------------------------------------------------------------------------------
         Net Investment Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               (1,921)
-----------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
   Investment Securities Sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               23,292
   Foreign Currency Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 (141)
-----------------------------------------------------------------------------------------------------------------------------
      Net Realized Gain  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               23,151
-----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
   Appreciation on Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               26,389
   Depreciation on Foreign Currency Translations . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  (83)
-----------------------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . . . . . . . . . . . . . . .               26,306
-----------------------------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation . . . . . . . . . . . . . . .               49,457
-----------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . . . . . . . . . . . . . . . . . . . .     U.S.$     47,536
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------



                                                                                                                PERIOD FROM
                                                                                          YEAR ENDED        SEPTEMBER 30, 1996*
                                                                                       DECEMBER 31, 1997   TO DECEMBER 31, 1996
STATEMENT OF CHANGES IN NET ASSETS                                                           (000)                 (000)
-----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS

Operations:
   Net Investment Income (Loss). . . . . . . . . . . . . . . . . . . . . . . . .       U.S.$    (1,921)      U.S.$        293
   Net Realized Gain . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                23,151                    397
   Change in Unrealized Appreciation/Depreciation. . . . . . . . . . . . . . . .                26,306                  3,480
-----------------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations. . . . . . . . . . . . .                47,536                  4,170
-----------------------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    --                   (325)
   Net Realized Gains. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               (18,410)                    --
-----------------------------------------------------------------------------------------------------------------------------
   Total Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               (18,410)                  (325)
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Common Stock Issued through Initial Public Offering (5,005,000) . . . . . . .                    --                100,100
-----------------------------------------------------------------------------------------------------------------------------
Total Increase . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                29,126                103,945

Net Assets:
   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               103,945                     --
-----------------------------------------------------------------------------------------------------------------------------
   End of Period (including accumulated net investment loss of U.S.$62 and
    distributions in excess of net investment income of U.S.$10, respectively.).       U.S.$   133,071       U.S.$    103,945
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------


*Commencement of operations



   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS


                                                                                                             PERIOD FROM
                                                                                     YEAR ENDED        SEPTEMBER 30, 1996* TO
SELECTED PER SHARE DATA AND RATIOS:                                               DECEMBER 31, 1997       DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . . . . . . . . . . . . . . . . .    U.S.$    20.77         U.S.$     20.00
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) . . . . . . . . . . . . . . . . . . . . . . . . . .             (0.38)                   0.06
Net Realized and Unrealized Gain (Loss) on Investments . . . . . . . . . . . . .              9.88                    0.78
-----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations. . . . . . . . . . . . . . . . . . . . . . .              9.50                    0.84
-----------------------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . . . .                --                   (0.07)
   Net Realized Gain . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (3.68)                     --
-----------------------------------------------------------------------------------------------------------------------------
      Total Distributions. . . . . . . . . . . . . . . . . . . . . . . . . . . .             (3.68)                  (0.07)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . . . . . . . . . . . . . . . . . . . . . .    U.S.$    26.59         U.S.$     20.77
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD  . . . . . . . . . . . . . . . . . . . . .    U.S.$    23.88         U.S.$     18.00
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
   Market Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             53.53%                  (9.72)%
   Net Asset Value (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             48.19%                   4.18%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Thousands). . . . . . . . . . . . . . . . . . . . . .    U.S.$  133,071         U.S.$   103,945
-----------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets. . . . . . . . . . . . . . . . . . . . .              2.50%                   3.30%**
Ratio of Net Investment Income (Loss) to Average Net Assets. . . . . . . . . . .            (1.27)%                   1.15%**
Portfolio Turnover Rate. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                71%                      2%
Average Commission Rate:
   Per Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    U.S.$   0.0113         U.S.$    0.0456
   As a Percentage of Trade Amount . . . . . . . . . . . . . . . . . . . . . . .              0.61%                   0.59%
-----------------------------------------------------------------------------------------------------------------------------


  *  Commencement of operations.
 **  Annualized.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.



   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

     Morgan Stanley Russia & New Europe Fund, Inc. (the "Fund") was incorporated in Maryland on February 3, 1994 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. All non-equity securities as to which market quotations are readily available are valued at their market values. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

 2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

 4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund intends to use derivatives more actively than it has in the past. The Fund intends to engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund intends to use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund intends to utilize:

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. LOAN AGREEMENTS: The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

7. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is re-corded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

9. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities, invested in by the Fund, generally will have credit risk equivalent to that of the underlying instruments. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

10. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, gains on certain securities of corporations designated as "passive foreign investment companies" and the timing of the recognition of gains or losses on securities.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.60% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.09% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank acts as global custodian for the Fund's assets.

D. For the year ended December 31, 1997, the Fund made purchases and sales totaling $101,377,000 and $97,361,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. These were no purchases or sales of long-term U.S. Government securities. At December 31, 1997, the U.S. Federal income tax cost basis of securities was $118,201,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $29,759,000, of which $38,369,000 related to appreciated securities and $8,610,000 related to depreciated securities. For the year ended December 31, 1997, the Fund intends to elect to defer to January 1, 1998 for U.S. Federal income tax purposes, post-October currency losses of $57,000.

E. A significant portion of the Fund's assets consist of securities of issues located in emerging markets, which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Securities in emerging markets involve certain considerations and risks not typically associated with investments in the United States. In addition to smaller size, lesser liquidity and greater volatility, certain securities' markets in which the Fund may invest are less developed than the U.S. securities market and there is often substantially less publicly available information about these issuers. Further, emerging market issues may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Accordingly, the price which the Fund may realize upon sale of securities in such markets may not be equal to its value as presented in the financial statements.

Settlement and registration of securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible the Fund could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Fund to further risk of loss in the event of a failure to complete the transaction by the counterparty.

F. In connection with its organization the Fund incurred $80,000 of organization costs. The organization costs are being amortized on a straight-line basis over a five year period beginning September 30, 1996, the date the Fund commenced operations.

G. The Fund entered into an Agreement with a number of underwriters (the "Underwriters") including Morgan Stanley & Co. Incorporated, an affiliate of the Adviser, for the initial public offering of its shares and issued 5,005,000 shares on September 30, 1996. In connection with the initial offering of the Fund's shares, the Adviser has agreed to pay the related offering costs totaling approximately $420,000. In addition, the Adviser agreed to pay the underwriters of the offering a commission equal to 4% of the initial public offering price per share, other than for shares acquired for accounts managed by the Adviser.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1997 totaled $9,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. During December 1997, the Board declared a distribution of $3.60 per share, derived from net realized gains, payable on January 9, 1998, to shareholders of record on December 31, 1997.

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     For the year ended December 31, 1997, the Fund expects to pass through to shareholders foreign tax credits of approximately $79,000. In addition, for the year ended December 31, 1997, gross income derived from sources within foreign countries amounted to $1,473,000.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Morgan Stanley Russia & New Europe Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Russia & New Europe Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period September 30, 1996 (commencement of operations) through December 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.





PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 18, 1998

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Participants who wish to withdraw from the Plan should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                              Morgan Stanley Russia & New Europe Fund, Inc. American Stock Transfer & Trust Company Dividend Reinvestment and Cash Purchase Plan 40 Wall Street
                              New York, NY 10005
                              1-800-278-4353